UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2006

PATIENT INFOSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-22319	16-1476509
(Commission File No.)	(IRS Employer Identification No.)

46 Prince Street

Rochester, New York 14607

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (585) 242-7200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 9, 2006, the Registrant made a slide presentation at the Cowen & Co. Health Care Conference in Boston, Massachusetts, a copy of which presentation is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

On March 8, 2006, the Registrant issued a press release providing guidance for revenues and earnings before interest, taxes, depreciation and amortization (“EBITDA”) from continuing operations for the twelve months ending December 31, 2006. The press release, which was filed as Exhibit 99.4 to the Registrant’s Current Report on Form 8-K/A on March 8, 2006, contained a reconciliation of the Registrant’s projected earnings from continuing operations for the twelve months ending December 31, 2006 to projected EBITDA from continuing operations for the twelve months ending December 31, 2006. The Registrant inadvertently omitted from the reconciliation a projected non-cash charge resulting from the amortization of the value of warrants issued to certain stockholders of CCS Consolidated prior to the completion of the merger with Patient Infosystems which is required to be recognized as interest expense. This omission does not impact the Registrant’s guidance for revenues or EBITDA from continuing operations. The revised reconciliation, which includes this projected non-cash charge, is set forth below.

Reconciliation of Earnings from Continuing Operations Guidance, GAAP Basis,

to EBITDA from Continuing Operations Guidance, non-GAAP Basis

(In thousands)

(Unaudited)

	Twelve Months Ending December 31, 2006

	Low	High

Earnings from continuing operations guidance, GAAP basis	$ 600	$ 2,300
Income tax expense	-	-
Non-cash warrant interest expense	900	900
Other interest expense, net	600	400
Depreciation and amortization	1,400	1,400

EBITDA from continuing operations guidance, non-GAAP basis (1)	$ 3,500	$ 5,000

(1) EBITDA from continuing operations is a non-GAAP financial measure. This measure is not calculated in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. Patient Infosystems believes that the presentation of EBITDA guidance, when shown in conjunction with guidance for the corresponding GAAP measure of earnings from continuing operations, provides useful information to management and investors regarding the financial and business trends relating to its results of operations Additionally, for its internal budgeting purposes and for evaluating the company’s performance, Patient Infosystems’ management uses financial statements that exclude income tax expense, interest expense and depreciation and amortization expense, as applicable, in addition to the corresponding GAAP measures.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits:

99.1	Slide Presentation of CareGuide/Patient Infosystems, dated March 9, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATIENT INFOSYSTEMS, INC.

Dated: March 9, 2006	By: /s/ Glen A. Spence
Glen A. Spence
Executive Vice President and Chief Financial Officer

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EXHIBITS

99.1	Slide Presentation of CareGuide/Patient Infosystems, dated March 9, 2006.